                                                                   Exhibit 99.1

                                                           For Immediate Release

                   SL INDUSTRIES ANNOUNCES 2005 FOURTH QUARTER
                              AND YEAR-END RESULTS

         MT. LAUREL, NEW JERSEY, MARCH 24, 2006 . . . SL INDUSTRIES,  INC. (AMEX
& PHLX: SLI) announced today that its net income for the year ended December 31,
2005 was  $7,147,000,  or $1.25  per  diluted  share.  Net  income  for the year included loss from discontinued operations,  after tax, of $473,000, or $.08 per diluted share. Income for the year from continuing operations was $7,620,000, or
$1.33 per diluted share. Discontinued operations include legacy costs associated with businesses divested by the Company.

         For the year ended  December 31, 2004,  net income was  $8,672,000,  or
$1.48  per  diluted  share.  The  net  income  for  2004  included  income  from discontinued  operations of $2,371,000,  or $.40 per diluted share.  Income from continuing operations for 2004 was $6,301,000, or $1.08 per diluted share.

         Net  sales  from  continuing  operations  for 2005  were  $126,873,000, compared with net sales from continuing operations for 2004 of $118,804,000.

         All of the Company's  operating segments recorded improved results,  as compared to 2004. The Power  Electronics  Group performed well: in 2005,  Condor
D.C.  Power  Supplies  recorded  net  sales  of  $43,233,000  with  income  from operations of $4,543,000, compared with net sales of $41,457,000 and income from operations of $3,789,000  for 2004; and Teal  Electronics  recorded net sales of
$32,777,000, with income from operations of $4,911,000,  compared with net sales of $30,265,000  and income from operations of $4,635,000 for 2004. SL Montevideo
Technologies  recorded  in 2005  net  sales of  $28,085,000,  with  income  from operations of $3,371,000, compared with net sales of $24,497,000 and income from operations of $2,827,000 for 2004. In 2005, RFL  Electronics  recorded net sales of  $22,778,000,  with income from  operations of $2,284,000,  compared with net sales of $22,585,000 and income from operations of $2,091,000 for 2004.

         For  the  three  months  ended   December  31,  2005,  net  income  was
$1,667,000, or $.29 per diluted share. Loss from discontinued operations for the period was $74,000, or $.01 per diluted share. Income from continuing operations for the period was $1,741,000, or $.30 per diluted share.

         For  the  three  months  ended   December  31,  2004,  net  income  was
$1,400,000, or $.25 per diluted share. Loss from discontinued operations for the period  was  $103,000,  or  $.02  per  diluted  share.  Income  from  continuing operations for the period was $1,503,000, or $.27 per diluted share.

         Net  sales  from  continuing  operations  for the  three  months  ended
December  31, 2005 were  $31,060,000,  compared  with net sales from  continuing operations of $30,745,000 for the same period last year.

         James Taylor,  President and Chief Executive  Officer of SL Industries,
commented,   "In  2005,  SL  increased  income  from  continuing  operations  by
approximately   23%.   These  results  were  achieved   through  the  successful
implementation of the Company's strategic plan,  announced last year. Under that plan, all of SL's  divisions are taking action to accelerate  growth through the penetration of new markets,  extension of product  applications,  improvement of operations and expansion of global capabilities.  I am pleased to report that we made significant progress in all of these categories."

         "Last  year  SL  Industries  continued  to  reinvest  in  its  business segments.  Major achievements at our businesses include:  The establishment of a sales  office in the United  Kingdom and the  release of seven new  high-density power  product  platforms  by Condor D.C.  Power  Supplies;  the  creation of an industrial  design  facility  in  Mexico  and the  development  of  several  new military/aerospace motor designs by SL Montevideo  Technologies;  the first sale
into  the   Chinese   market   and  the   design   of  new   products   for  the
military/aerospace testing marketplace by Teal Electronics; and the introduction
of  its  revolutionary  line  of  transmission  line  protection   relaying  and
communications products by RFL Electronics.  Engineering and product development expenses  increased to $9,367,000,  which represented  approximately 7.4% of net sales in 2005."

         "SL also took action to secure its financial  position.  In August,  SL entered into a new three-year $30 million credit  facility with Bank of America.
The new  facility  provides  better  terms  and  greater  flexibility  than  the
Company's previous credit line. Moreover,  we believe Bank of America will be an outstanding  partner and resource as we pursue the  Company's  worldwide  growth objectives."

         Taylor  continued,  "Although the strategic  plan has set our sights on attaining  aggressive growth, the Company has not lost focus on achieving strong profitability.  Last year all of the operating  subsidiaries  generated positive cash flows and recorded  excellent returns on invested  capital.  SL's cash flow from  continuing  operations  increased by $6,665,000,  or 147%, to $11,208,000, compared to prior year."

         Taylor concluded,  "As we previously reported,  on January 26, 2006, SL completed  its cash tender offer for Ault  Incorporated.  Since the beginning of the year, the management  teams at both Ault and Condor D.C. Power Supplies have been working together to effect the integration of the two  organizations and to seize new program  opportunities.  The combined entity, which will be renamed SL
Power  Electronics  Corp.,  is  expected to record  aggregate  sales of over $90 million.  With  its  global  operational  footprint,  broad  customer  base  and extensive  design  capabilities,  SL Power  Electronics  Corp. is an outstanding platform for future growth."

         Warren Lichtenstein,  Chairman of the Board of SL Industries added, "We are excited about the direction of our Company.  Steel  Partners  became a major shareholder of SL Industries in 1991.  From that time, I have been involved with the Company and I continue to be confident in its long-term future growth. Since taking over from me as CEO in August,  Jim Taylor has done an outstanding job to advance SL's strategic plan and objectives."

         "The Board of Directors has  established  May 17, 2006 at 10:00 a.m. as the date and time of the 2006 Annual Meeting of Shareholders for shareholders of record on April 3, 2006.  We look forward to further  reporting on the Company's progress at that time."

ABOUT SL INDUSTRIES, INC.

         SL Industries,  Inc.  designs,  manufactures and markets  equipment and
systems   for   industrial,    medical,   electric   utility,    aerospace   and
telecommunications  applications. For more information about SL Industries, Inc.
and its products, please visit the Company's website at www.slindustries.com

FORWARD-LOOKING STATEMENTS

         THIS  PRESS  RELEASE  CONTAINS   STATEMENTS  THAT  ARE  FORWARD-LOOKING
STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995.  THESE  STATEMENTS  ARE  BASED  ON  CURRENT  EXPECTATIONS,  ESTIMATES  AND
PROJECTIONS ABOUT THE COMPANY'S  BUSINESS BASED, IN PART, ON ASSUMPTIONS MADE BY
MANAGEMENT.  THESE  STATEMENTS  ARE NOT  GUARANTEES  OF FUTURE  PERFORMANCE  AND
INVOLVE  RISKS,  UNCERTAINTIES  AND  ASSUMPTIONS  THAT ARE DIFFICULT TO PREDICT.
THEREFORE,  ACTUAL  OUTCOMES  AND  RESULTS  MAY DIFFER  MATERIALLY  FROM WHAT IS
EXPRESSED  OR  FORECASTED  IN SUCH  FORWARD-LOOKING  STATEMENTS  DUE TO NUMEROUS
FACTORS, INCLUDING THOSE DESCRIBED ABOVE AND THE FOLLOWING: THE EFFECTIVENESS OF
THE COST REDUCTION INITIATIVES UNDERTAKEN BY THE COMPANY,  CHANGES IN DEMAND FOR
THE  COMPANY'S  PRODUCTS,  PRODUCT  MIX,  THE  TIMING  OF  CUSTOMER  ORDERS  AND
DELIVERIES,  THE IMPACT OF  COMPETITIVE  PRODUCTS  AND PRICING,  CONSTRAINTS  ON
SUPPLIES OF CRITICAL  COMPONENTS,  EXCESS OR  SHORTAGE OF  PRODUCTION  CAPACITY,
DIFFICULTIES  ENCOUNTERED IN THE  INTEGRATION  OF ACQUIRED  BUSINESSES AND OTHER
RISKS  DISCUSSED  FROM TIME TO TIME IN THE  COMPANY'S  SECURITIES  AND  EXCHANGE
COMMISSION FILINGS AND REPORTS.  IN ADDITION,  SUCH STATEMENTS COULD BE AFFECTED
BY GENERAL INDUSTRY AND MARKET CONDITIONS AND GROWTH RATES, AND GENERAL DOMESTIC
AND INTERNATIONAL  ECONOMIC CONDITIONS.  SUCH  FORWARD-LOOKING  STATEMENTS SPEAK
ONLY AS OF THE DATE ON WHICH THEY ARE MADE,  AND THE COMPANY DOES NOT  UNDERTAKE
ANY  OBLIGATION  TO UPDATE ANY  FORWARD-LOOKING  STATEMENT TO REFLECT  EVENTS OR
CIRCUMSTANCES AFTER THE DATE OF THIS RELEASE.

CONTACT:
David R. Nuzzo
Chief Financial Officer
E-mail:  david.nuzzo@slindustries.com
Phone:  856-727-1500, extension 5515

                               SL INDUSTRIES, INC.
                       SUMMARY CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                December 31,    December 31,
                                                                    2005            2004
                                                                    ----            ----

ASSETS
Current assets:
    Cash and cash equivalents                                      $9,985          $2,659
    Receivables, net                                               16,436          15,734
    Inventories, net                                               14,570          15,839
    Other current assets                                            3,203           3,758
                                                                  -------          ------
       Total current assets                                        44,194          37,990
                                                                  -------          ------

    Property, plant and equipment, net                              8,754           8,509
    Intangible assets, net                                         11,388          11,512
    Other assets                                                    5,978           5,073
                                                                   ------          ------
        Total assets                                              $70,314         $63,084
                                                                   ======          ======

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
    Long term debt due within one year                              $   -            $559
    Other current liabilities                                      18,387          17,935
                                                                   ------          ------
       Total current liabilities                                   18,387          18,494
                                                                   ------          ------

    Long term debt, less portion due within one year                    -           1,456
    Other liabilities                                               5,282           5,447
    Shareholders' equity                                           46,645          37,687
                                                                   ------          ------
        Total liabilities and shareholders' equity                $70,314         $63,084
                                                                   ======          ======

                                                         SL INDUSTRIES, INC
                                                  CONSOLIDATED STATEMENTS OF INCOME
                                              (In thousands, except per share amounts)

                                                                        Three-Months Ended             Twelve-Months Ended
                                                                            December 31,                    December 31,
                                                                        2005           2004            2005            2004
                                                                    ---------       ---------      ----------      -----------
                                                                           (unaudited)

Net sales ....................................................      $  31,060       $  30,745       $ 126,873       $ 118,804

Cost and expenses:
    Cost of products sold ....................................         20,420          19,787          81,776          75,582
    Engineering and product development ......................          2,295           2,083           9,367           8,951
    Selling, general and administrative ......................          5,781           6,026          23,546          23,829
    Depreciation and amortization ............................            534             693           1,986           2,133
                                                                    ---------       ---------      ----------      -----------
Total costs and expenses .....................................         29,030          28,589         116,675         110,495
                                                                    ---------       ---------      ----------      -----------

Income from operations .......................................          2,030           2,156          10,198           8,309
Other income (expense):
    Amortization of deferred financing costs .................            (25)           (112)           (485)           (447)
    Interest income ..........................................             87              20             216             102
    Interest expense .........................................           (137)           (140)           (522)           (347)
                                                                    ---------       ---------      ----------      -----------

Income from continuing operations before income taxes ........          1,955           1,924           9,407           7,617

Income tax provision .........................................            214             421           1,787           1,316
                                                                    ---------       ---------      ----------      -----------
Income from continuing operations ............................          1,741           1,503           7,620           6,301
(Loss) Income from discontinued operations (net of tax) ......            (74)           (103)           (473)          2,371
                                                                    ---------       ---------      ----------      -----------

Net income ...................................................      $   1,667       $   1,400       $   7,147       $   8,672
                                                                    =========       =========      ==========      ===========

BASIC NET INCOME (LOSS) PER COMMON SHARE
    Income from continuing operations ........................         $ 0 31          $ 0 28          $ 1 37          $ 1 10
    (Loss) Income from discontinued operations (net of tax) ..          (0 01           (0 02           (0 09            0 41
                                                                    ---------       ---------      ----------      -----------
    Net income ...............................................         $ 0 30          $ 0 26          $ 1 29          $ 1 51
                                                                    =========       =========      ==========      ===========

DILUTED NET INCOME (LOSS) PER COMMON SHARE
    Income from continuing operations ........................         $ 0 30          $ 0 27          $ 1 33          $ 1 08
    (Loss) Income from discontinued operations (net of tax) ..          (0 01           (0 02           (0 08            0 40
                                                                    ---------       ---------      ----------      -----------
    Net income ...............................................         $ 0 29          $ 0 25          $ 1 25          $ 1 48
                                                                    =========       =========      ==========      ===========

Shares used in computing basic net income (loss)
  per common share ...........................................          5,590           5,443           5,544           5,760
Shares used in computing diluted net income (loss)
  per common share ...........................................          5,770           5,584           5,738           5,871

                                                         SL INDUSTRIES, INC
                                           CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                                           (In thousands)

                                                                        Three-Months Ended             Twelve-Months Ended
                                                                            December 31,                    December 31,
                                                                        2005           2004            2005            2004
                                                                    ---------       ---------      ----------      ----------
                                                                           (unaudited)

Net income                                                             $1,667          $1,400         $7,147          $8,672
Other comprehensive income (net of tax):
        Unrealized gain on securities                                     121               -             67               -

Comprehensive income                                                   $1,788          $1,400         $7,214          $8,672
                                                                    =========       =========        ========        =======